UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

100 North Sepulveda Boulevard, Suite 1050, El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

(310) 606-4700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the Company), in connection with the matters described herein.

Item 2.02  Results of Operations and Financial Condition

On May 2, 2006, the Company issued a press release reporting its financial results for the three months ended March 31, 2006. A copy of this release is furnished as Exhibit 99.1 to this report. The information contained in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 3, 2006, the Company will conduct a properly noticed conference call to discuss its results of operations for the first quarter of 2006 and to answer any questions raised by the call’s audience. A copy of the presentation to be used in connection with this conference call is furnished as Exhibit 99.2 to this Form.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

The exhibits listed below are being furnished with this Form 8-K:

Exhibit No.

99.1	Press Release of Financial Results for the First Quarter of 2006
99.2	Conference Call Presentation for the First Quarter of 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 2, 2006	CB RICHARD ELLIS GROUP, INC.

		By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer